UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 OR 15(d)
             of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 9,
2007
                                                 ---------------
                         SJW Corp.
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(Exact name of registrant as specified in its charter)

         California               1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                         (408) 279-7800
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Registrant's telephone number, including area code

                         Not Applicable
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(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On February 9, 2007, SJW Land Company, SJW Corp.'s wholly owned subsidiary, purchased an office building, a distribution facility and approximately 10 acres of adjacent land located in Knoxville, Tennessee for an aggregate purchase price of approximately $47,625,000. Such properties are leased to a national clothing retailer for approximately 20 years. The purchase price was paid using the proceeds received in connection with nonutility property sales that occurred in the fourth quarter of 2006, pursuant to Internal Revenue Code
Section 1031, and using borrowed funds of approximately $15,500,000. A copy of the press release announcing such purchase is attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number       Description of Document
--------     ------------------------

99.1         Press Release issued by SJW Corp. dated February 9,
             2007, announcing the purchase of properties.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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February 9, 2007                  /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer
Exhibit
Number       Description of Document
--------     ------------------------

99.1         Press Release issued by SJW Corp. dated February 9,
             2007, announcing the purchase of properties.